UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2018

Commission File Number: 333-141703-02; 333-167413; 333-191359; 333-205455-01	Commission File Number: 333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 000-23108	Commission File Number: 333-205455	Commission File Number: 333-141703-01; 333-167413-01; 333-191359-01; 033-54804

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC	DISCOVER BANK
(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)	(Exact name of sponsor as specified in charter)

Delaware	Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the depositor)	(State or jurisdiction of incorporation or organization of the sponsor)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 12 Read’s Way New Castle, Delaware 19720	Discover Funding LLC 12 Read’s Way New Castle, Delaware 19720	Discover Bank 12 Read’s Way New Castle, Delaware 19720
(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the depositor)	(Address of principal executive offices of the sponsor)

51-0020270

(IRS Employer Identification No. of the sponsor)

47-4047337

(IRS Employer Identification No. of the depositor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreements

On July 24, 2018, Discover Card Execution Note Trust, Discover Bank and Discover Funding LLC entered into an Underwriting Agreement by and among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC, RBC Capital Markets, LLC and MUFG Securities Americas Inc. (the “Class A(2018-4) Underwriting Agreement”), with respect to notes to be issued by Discover Card Execution Note Trust in one or more series, classes and tranches (the “Class A(2018-4) Notes”) pursuant to the Amended and Restated Indenture, dated as of December 22, 2015, as supplemented by the Second Amended and Restated Indenture Supplement, dated as of December 22, 2015 (as so supplemented and as otherwise modified or amended from time to time, the “Indenture”), and a Terms Document having the date stated in the applicable Terms Agreement, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee. A copy of the Class A(2018-4) Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 24, 2018, Discover Card Execution Note Trust, Discover Bank and Discover Funding LLC entered into a Terms Agreement with RBC Capital Markets, LLC and MUFG Securities Americas Inc. with respect to the issuance of $900,000,000 principal amount of Class A(2018-4) DiscoverSeries Notes of Discover Card Execution Note Trust (the “Class A(2018-4) Terms Agreement”). A copy of the Class A(2018-4) Terms Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On or about July 31, 2018, Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, intend to enter into the Class A(2018-4) Terms Document. An unexecuted copy of the Class A(2018-4) Terms Document is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On or about July 31, 2018, Discover Card Execution Note Trust, Discover Funding LLC and Discover Bank intend to enter into a Risk Retention Agreement with respect to the Class A(2018-4) Notes (the “Class A(2018-4) Risk Retention Agreement”). An unexecuted copy of the Class A(2018-4) Risk Retention Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the issuance of the Class A(2018-4) Notes, the chief executive officer of Discover Funding LLC has delivered a Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated as of July 24, 2018 (the “Class A(2018-4) Certification”). A copy of the Class A(2018-4) Certification is filed as Exhibit 36.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

In connection with the issuance of the Class A(2018-4) Notes, Mayer Brown LLP, counsel to Discover Bank and Discover Card Execution Note Trust, has delivered (i) an opinion to Discover Funding LLC (as beneficiary of Discover Card Execution Note Trust), dated July 25, 2018, regarding the legality of the Class A(2018-4) Notes upon issuance and sale thereof on or about July 31, 2018; and (ii) an opinion to Discover Funding LLC (as beneficiary of Discover

Card Execution Note Trust), dated July 25, 2018, as to certain federal tax matters concerning the Class A(2018-4) Notes. A copy of the opinion as to legality is filed as Exhibit 5.1 to this Current Report on Form 8-K, and a copy of the opinion as to certain federal tax matters is filed as Exhibit 8.1 to this Current Report on Form 8-K.

Item 9.01	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated July 24 , 2018, among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC, RBC Capital Markets, LLC and MUFG Securities Americas Inc. with respect to the Class A(2018-4) DiscoverSeries Notes

Exhibit 1.2	Terms Agreement, dated July 24, 2018, among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC, RBC Capital Markets, LLC and MUFG Securities Americas Inc. with respect to the Class A(2018-4) DiscoverSeries Notes, excluding Annexes

Exhibit 4.1	Form of Class A(2018-4) Terms Document, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee

Exhibit 4.2	Form of Risk Retention Agreement, among Discover Card Execution Note Trust, Discover Funding LLC and Discover Bank with respect to the Class A(2018-4) DiscoverSeries Notes

Exhibit 5.1	Opinion of Mayer Brown LLP as to the legality of the Class A(2018-4) DiscoverSeries Notes

Exhibit 8.1	Opinion of Mayer Brown LLP as to certain federal tax matters concerning the Class A(2018-4) DiscoverSeries Notes

Exhibit 36.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated July 24, 2018, with respect to the Class A(2018-4) DiscoverSeries Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 25, 2018

Discover Funding LLC
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust and as registrant under Commission File Number 333-205455)

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

Discover Bank
(as registrant under Commission File Numbers 333-141703-01, 333-167413-01 and 333-191359-01)

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Assistant Treasurer